1

February 20, 2003

Dear Shareholder:

     We are  writing to inform you that a Special  Meeting of  Shareholders  of the funds  (the  "Funds")  of the  American
Skandia  Advisor  Funds,  Inc. (the  "Company")  will be held on April 3, 2003 at 10:00 a.m.  Eastern  Standard Time at One
Corporate  Drive,  Shelton,  Connecticut  06484.  The  Meeting  has been  called in order to vote on a number of  important issues.  As a shareholder of the Funds, you have the opportunity to voice your opinion on these matters.

     On December 19, 2002,  Skandia  Insurance  Company Ltd., the parent of American  Skandia,  Inc. ("ASI") entered into a stock purchase  agreement to sell ASI and all of ASI's businesses,  including  American Skandia  Investment  Services,  Inc
("ASISI"),  the  investment  advisor to the Funds,  to  Prudential  Financial,  Inc.  ("Prudential")  (the  "Transaction").
Prudential,  located at 751 Broad Street,  Newark, New Jersey 07102,  serves retail and institutional  customers  worldwide and  includes The  Prudential  Insurance  Company of America,  one of the largest  life  insurance  companies in the United
States.  Consummation  of the  Transaction is subject to a number of  contingencies,  including  regulatory and shareholder approvals and other closing conditions.  ASI's goal is to close the Transaction during the second quarter of 2003.

     Because  of the  Transaction,  it is  necessary  for the  shareholders  of each of the Funds for which  ASISI  acts as investment manager,  including your Fund, to approve a new investment  management  agreement so that the management of each
Fund can  continue  uninterrupted  after the  Transaction,  because  the  current  investment  management  agreements  will terminate  automatically  upon completion of the  Transaction.  In the event that the  Transaction is not completed,  ASISI will continue to manage the Funds pursuant to the current  investment  management  agreements,  which will continue in full force and effect in accordance  with their  respective  terms.  The following  important  facts about the  Transaction  are outlined below:

o        The  Transaction  will have no effect on the number of shares you own, the value of those  shares,  or your Fund's investment objectives.
o        The investment  management fee applicable to your Fund under the new investment  management  agreement will be the same as that currently in effect.

o        Your Fund's investment  management  agreement will be with ASISI and Prudential  Investments LLC as co-managers of your Fund.

o        The members of your Fund's Board,  including  those members who are not affiliated  with ASI or  Prudential,  have carefully  reviewed the proposed  Transaction and  unanimously  recommend that you vote in favor of the new investment management agreement.

     You are also being asked to approve  certain  other  matters,  including  the  election of  Directors to serve on your
Fund's Board.  Each proposal is set forth in the enclosed Notice of Special Meeting of  Shareholders.  Please take the time to read the enclosed materials.

     We have enclosed a Question & Answer  document that discusses the proposals  that require  shareholder  approval.  The
Proxy  Statement  itself  provides  greater detail about the proposals,  why they are being made and how they apply to your
Fund.  We urge you to  please  take a moment  to look  over the  enclosed  materials  and cast  your  vote in favor of each proposal.  By voting your shares,  you will help us eliminate the possibility of additional  expenses incurred from further solicitation efforts.

     Your vote is important  to us.  Please take a moment after  reviewing  the enclosed  materials to sign and return your proxy card in the  enclosed  postage paid return  envelope,  or take  advantage  of the  telephonic  or  electronic  voting procedures  described  in the Proxy  Statement  and proxy  cards.  It is  important  that we receive  your vote as early as possible  and no later than the time of the  Meeting  on April 3. The  Company  has  enlisted  the  services  of  Georgeson
Shareholder  Communications,  Inc., a professional proxy solicitation firm, to assist  shareholders with the proxy process.
As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote.

     If you have any questions  regarding the enclosed  material or the execution of your vote,  please call the Funds toll free at 1-800-SKANDIA.  We appreciate your time and continued commitment to the American Skandia Advisor Funds.

Sincerely,

Wade A. Dokken
Chief Executive Officer and Chairman of the Board
American Skandia Advisor Funds, Inc

                          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage  you to read the full text of the  enclosed  Proxy  Statement,  we are also  providing  you with a brief overview of the subject of the shareholder vote.  Your vote is important.

                                                    Questions & Answers
                                                    -------------------

Q:  Why am I receiving these proxy materials?
A: As a shareholder of one or more of the Funds of the American  Skandia  Advisor  Funds,  you are being asked to vote on a variety  of  proposals  at a Special  Meeting  of  Shareholders  that will be held on April 3, 2003 at 10:00  a.m.  Eastern
Standard Time at One Corporate Drive, Shelton, Connecticut 06484.

Q:  What will I be asked to vote on?
A: You will be asked to approve a new investment  management  agreement for your Fund, to elect  Directors to serve on your
Fund's Board of Directors, and to approve changes in certain Fund fundamental investment restrictions.

Q:  What is happening between American Skandia and Prudential?
A: On December 19, 2002,  Skandia  Insurance  Company Ltd., the parent of American  Skandia,  Inc.  ("ASI")  entered into a stock purchase  agreement to sell ASI and all of ASI's businesses,  including  American Skandia  Investment  Services,  Inc
("ASISI"),  the  investment  advisor to the Funds,  to  Prudential  Financial,  Inc.  ("Prudential")  (the  "Transaction").
Prudential,  located at 751 Broad Street,  Newark, New Jersey 07102,  serves retail and institutional  customers  worldwide and  includes The  Prudential  Insurance  Company of America,  one of the largest  life  insurance  companies in the United
States.  Consummation  of the  Transaction is subject to a number of  contingencies,  including  regulatory and shareholder approvals and other closing conditions.  ASI's goal is to close the Transaction during the second quarter of 2003.

Q:  Why am I being asked to vote on the proposed new investment management agreements?
A:  Because  of the  Transaction,  it is  necessary  for the  shareholders  of each of the Funds for  which  ASISI  acts as investment manager,  including your Fund, to approve a new investment  management  agreement so that the management of each
Fund can  continue  uninterrupted  after the  Transaction,  because  the  current  investment  management  agreements  will terminate automatically upon completion of the Transaction.

The  Investment  Company Act of 1940,  which  regulates  mutual  funds in the United  States such as your Fund,  requires a shareholder  vote to approve a new  investment  management  agreement  whenever  there is a "change of control" of a fund's investment  manager.  The  proposed  Transaction  will result in such a change of control of ASISI and  therefore  requires shareholder approval of a new investment management agreement.

Q:  How will the Transaction affect me as a fund shareholder?
A: Your Fund and its  investment  objectives  will not change as a result of the  Transaction,  and you would still own the same shares in the same Fund.

Q:  Will the fees payable under the new investment management agreements increase as a result of the Transaction?
A: No; the investment  management fee rate  applicable to your Fund under the new investment  management  agreement will be the same as that currently in effect.

Q:  How will the new investment management agreement differ from the current investment management agreement?
A: Your Fund's new investment  management  agreement will be with ASISI and  Prudential  Investments  LLC as co-managers of your Fund.

Q:  Why am I being asked to elect Directors?
A: You are being asked to elect as  Directors  nominees  who  currently  serve as board  members of  registered  investment companies managed by Prudential Investments LLC or are employed by  Prudential-affiliated  companies in order to facilitate the ability of ASISI and Prudential  Investments LLC as co-managers to provide efficient  investment  services to the Funds and result in a Board that is familiar  both with the Company and the services  and  resources  of  Prudential  Investments
LLC. In  addition,  one current  Director,  David E.A.  Carson,  is proposed for  re-election  to the Board to conform with certain  requirements  of  Maryland  law.  Five of the six  current  Directors  are  expected to resign from the Board upon completion of the Transaction.  The election of the nominees is contingent upon completion of the Transaction.

Q:  Why am I being asked to change Fund fundamental investment restrictions?
A: A Fund's fundamental  investment  restrictions may not be changed without shareholder  approval.  You are being asked to change the Funds' fundamental  investment  restrictions  regarding lending and borrowing in order to implement an interfund credit  facility  that will  allow the Funds to lend money to,  and  borrow  money  from,  other  Funds.  Operation  of the interfund credit facility is expected to be more economical for the Funds than current borrowing from banks.

In  addition,  shareholders  of  certain  Funds  will be asked to change  the  Funds'  fundamental  investment  restriction regarding fund diversification in order to accommodate the Funds' investment strategy.

Q:  How do the board members of my Fund recommend that I vote?
A: After careful  consideration,  the board members of your Fund's Board,  including  those members who are not  affiliated with American  Skandia or  Prudential,  unanimously  recommend  that you vote "FOR" each of the Proposals and "FOR" each of the nominees to serve as a Director.

Q:  Will my Fund pay for this proxy solicitation?
A: No;  neither  you nor your Fund will bear any cost  associated  with this  proxy  solicitation.  ASI has  agreed to bear these costs.

Q:  How do I vote my shares?
A:  You may choose from one of the following options as described in more detail in the proxy statement and proxy card.

o  by mail, using the enclosed proxy card and postage paid return envelope;

o  by telephone, using the toll free number on your proxy card;

o through the Internet, using the website address on your proxy card and proxy statement; or

o  in person at the shareholder meeting.

Q:  Whom should I call for additional information about this proxy statement?
A:  Please call 1-800-SKANDIA.

Q:  Will I be solicited regarding my votes?
A: The Funds have retained Georgeon  Shareholder  Communications,  Inc., a professional  proxy solicitation firm, to assist with the solicitation of proxies for the meeting.  Georgeson's  representatives  may contact Fund shareholders  whose votes have not been received in the weeks prior to the meeting.

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                    One Corporate Drive
                                                       P.O. Box 883
                                                Shelton, Connecticut 06484

                                         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                        To be held
                                                       April 3, 2003

To the Shareholders of the Funds of American Skandia Advisor Funds, Inc.:

         Notice is hereby given that a Special  Meeting of  Shareholders  of each series (the "Funds") of American  Skandia
Advisor Funds,  Inc. (the "Company") will be held at One Corporate Drive,  Shelton,  Connecticut  06484 on April 3, 2003 at
10:00  a.m.  Eastern  Standard  Time,  or at such  adjourned  time as may be  necessary  to vote (the  "Meeting"),  for the following purposes:

I.       For each Fund, to approve a new investment  management  agreement between the Company, on behalf of each Fund, and
         American Skandia Investment Services, Inc. and Prudential Investments LLC;

II.      For each Fund, to approve the election of eleven Directors to the Company's Board of Directors;

III.     For each Fund, to approve changes in the Funds' fundamental investment restriction concerning lending;

IV.      For each Fund, to approve changes in the Funds' fundamental investment restriction concerning borrowing; and

V.       For  certain  Funds,  to  approve a change in the  Fund's  fundamental  investment  restriction  with  respect  to diversification.

         The matters  referred to above are discussed in detail in the Proxy Statement  attached to this Notice.  The Board of Directors has fixed the close of business on February 3, 2003 as the record date for determining  shareholders  entitled to notice of, and to vote at, the  Meeting,  and only holders of record of shares at the close of business on that date are entitled  to notice  of, and to vote at,  the  Meeting.  Each  share of a Fund is  entitled  to one vote with  respect to a proposal on which the Fund's shareholders are entitled to vote.

         You are cordially  invited to attend the Meeting.  If you do not expect to attend,  you are requested to complete, date and sign the  enclosed  form (or forms) of proxy and return it promptly in the  envelope  provided  for that  purpose.
Alternatively,  you may vote by  telephone  or  electronically  as  described  in the Proxy  Statement.  The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS  IMPORTANT.  IN ORDER TO AVOID THE  UNNECESSARY  EXPENSE OF FURTHER  SOLICITATION,  WE URGE YOU TO VOTE ON THE
ENCLOSED  PROXY,  DATE AND SIGN IT, AND RETURN IT  PROMPTLY  IN THE  ENVELOPE  PROVIDED,  NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING  PROCEDURES  DESCRIBED IN THE PROXY STATEMENT AND
PROXY  CARD.  YOU MAY  REVOKE  THE  PROXY AT ANY TIME  PRIOR  TO ITS USE.  THEREFORE,  BY  APPEARING  AT THE  MEETING,  AND
REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                     By order of the Board of Directors

                                     Edward P. Macdonald
                                     Secretary
                                     American Skandia Advisor Funds, Inc.
February 20, 2003

                                                      PROXY STATEMENT

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                    One Corporate Drive
                                                       P.O. Box 883
                                                Shelton, Connecticut 06484

                                           ASAF Strong International Equity Fund
                                       ASAF William Blair International Growth Fund
                                      ASAF American Century International Growth Fund
                                            ASAF DeAM International Equity Fund
                                              ASAF PBHG Small-Cap Growth Fund
                                              ASAF DeAM Small-Cap Growth Fund
                                             ASAF Gabelli Small-Cap Value Fund
                                          ASAF Goldman Sachs Mid-Cap Growth Fund
                                         ASAF Neuberger Berman Mid-Cap Growth Fund
                                         ASAF Neuberger Berman Mid-Cap Value Fund
                                              ASAF Alger All-Cap Growth Fund
                                              ASAF Gabelli All-Cap Value Fund
                                               ASAF INVESCO Technology Fund
                                             ASAF INVESCO Health Sciences Fund
                                               ASAF ProFund Managed OTC Fund
                                                 ASAF Alliance Growth Fund
                                             ASAF Marsico Capital Growth Fund
                                        ASAF Goldman Sachs Concentrated Growth Fund
                                              ASAF DeAM Large-Cap Growth Fund
                                            ASAF T. Rowe Price Tax Managed Fund
                                        ASAF Alliance/Bernstein Growth + Value Fund
                                          ASAF Sanford Bernstein Core Value Fund
                                              ASAF DeAM Large-Cap Value Fund
                                       ASAF Sanford Bernstein Managed Index 500 Fund
                                           ASAF Alliance Growth and Income Fund
                                             ASAF MFS Growth with Income Fund
                                             ASAF INVESCO Capital Income Fund
                                       ASAF American Century Strategic Balanced Fund
                                            ASAF Federated High Yield Bond Fund
                                             ASAF PIMCO Total Return Bond Fund
                                                  ASAF Money Market Fund

                                              SPECIAL MEETING OF SHAREHOLDERS
                                                        To be held
                                                       April 3, 2003

         This proxy  statement  and enclosed  form of proxy are being  furnished in  connection  with the  solicitation  of proxies by the Board of Directors of American  Skandia Advisor Funds,  Inc. (the "Company") for use at a special meeting of shareholders of the various investment  portfolios of the Company to be held at One Corporate Drive,  Shelton,  Connecticut
06484 on April 3, 2003 at 10:00  a.m.  Eastern  Standard  Time (the  "Meeting"),  or at any  adjournment  thereof,  for the purposes set forth in the  accompanying  Notice of Meeting  ("Notice").  The first mailing of proxies and proxy  statements to shareholders is anticipated to be on or about February 24, 2003.

Voting Matters

         Shares of each fund (a "Fund") of the Company  held by a  shareholder  will be voted by the Company in  accordance with voting  instructions  received from such shareholder.  Proxies submitted without voting instructions will be voted FOR the proposals set forth in the Notice.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures,  but proxies also may be solicited by telephone,  telegraph,  or in person by officers or agents of the Company.  You may call toll free in order to vote  your  proxy by  telephone  using the  telephone  number on your  proxy  card.  You may also vote over the
Internet by visiting www.americanskandia.com, looking for the "Vote" link and following the instructions provided.

         The  Company  has  engaged  Georgeson  Shareholder  Communications,   Inc.  ("Georgeson"),  a  professional  proxy
solicitation  firm,  to assist in the  solicitation  of proxies,  for a fee of $37,200 plus  reasonable  expenses  incurred throughout the  solicitation  process.  American  Skandia,  Inc.  ("ASI") will pay the costs of the Meeting,  including the costs  related to the  solicitation  of  proxies.  As the  Meeting  date  approaches,  you may  receive a phone call from a representative  of  Georgeson  if the Company has not yet  received  your vote.  Georgeson  may ask you for  authority,  by telephone,  to  permit  Georgeson  to  execute  your  voting  instructions  on  your  behalf.  Georgeson  will  record  all instructions it receives from  shareholders by telephone,  and the proxies it signs in accordance with those  instructions, in accordance  with the procedures set forth below that are intended to determine  accurately  the  shareholder's  identity and voting instructions.

         When soliciting a proxy by telephone,  the Georgeson  representative will ask you on a recorded line for your full name,  address,  the last four  digits of your social  security  number or employer  identification  number,  title (if the person giving the proxy is authorized to act for an entity,  such as a  corporation),  the number of shares of the Fund (if known) owned and to confirm that you have  received the proxy  statement in the mail.  The  Georgeson  representative  will then explain the voting  process.  Georgeson  is not  permitted  to and shall not  recommend to you how to vote.  Georgeson will record your  instructions  and transmit  them to the official  tabulator  and,  within 72 hours,  send you a letter by first class mail or mailgram to confirm  your vote.  That  letter will also ask you to call  Georgeson  immediately  if the confirmation does not reflect your instructions correctly.

         The Annual Report of the Company,  including  audited  financial  statements for the fiscal year ended October 31,
2002 has been  previously  sent to  shareholders.  The Company will  furnish  additional  copies of the Annual  Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders  of record of any Fund at the close of business on February 3, 2003 (the "Record  Date") are entitled to notice of, and to vote at, the Meeting.  Each  shareholder  is entitled to one vote for each full share,  regardless  of class.  Shareholders of each Fund are entitled to vote on each Proposal  discussed in this Proxy  Statement,  and each Fund votes  separately on each Proposal.  Therefore,  if a Proposal is approved by shareholders of certain Funds but not others, the Proposal will be implemented  only with respect to those Funds for which  shareholder  approval has been obtained.  The
Company will forward proxy materials to record owners for any beneficial owners that such record owners may request.

Management of the Funds

         American  Skandia  Investment  Services,  Inc.  ("ASISI") is the investment  manager for all the Company's  Funds.
ASISI has served as investment  manager since 1992 and currently  serves as investment  manager to a total of 72 investment company  portfolios.  ASISI is a  wholly-owned  subsidiary  of ASI.  ASI is also the owner of American  Skandia  Marketing,
Incorporated  ("ASM"),  which serves as the  distributor of the Company.  The principal  offices of ASISI,  ASI and ASM are located at One Corporate Drive,  Shelton,  Connecticut  06484. ASI is indirectly  owned by Skandia  Insurance  Company Ltd.
(publ) ("SICL"),  an insurance company  organized under the laws of the kingdom of Sweden,  located at Sveavagen 44, S-103,
Stockholm, Sweden.

         ASISI serves as  Investment  Manager to each Fund pursuant to investment  management  agreements  with the Company with respect to each Fund (the "Investment  Management  Agreements").  The Investment  Management  Agreements  provide that
ASISI will furnish each Fund with investment  advice and  administrative  services  subject to the supervision of the Board of Directors and in conformity  with the stated  policies of the  applicable  Fund. The  Investment  Management  Agreements also  provide,  among other  things,  that in carrying out its  responsibility  to supervise  and manage all aspects of the
Fund's operations including the executive,  administrative,  accounting, custody, transfer agency and shareholder servicing services that are deemed advisable by the Directors,  ASISI may engage,  subject to approval of the Board of Directors and, where required,  the  shareholders  of a Fund, a sub-advisor to provide  advisory  services in relation to the Fund.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the Fund's  investment  program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund.

         The Company has obtained an exemption from the Securities and Exchange  Commission that permits ASISI,  subject to approval  by the  Board  of  Directors  of the  Company,  to  enter  into  new  sub-advisory  agreements  with  one of more sub-advisors or to change sub-advisors,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the Company) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Directors.

         In accordance  with this  provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with  respect to each Fund,  pursuant  to which the above  duties  have been  delegated  by ASISI to the  sub-advisor.  The sub-advisors  receive  compensation for their services from ASISI out of the investment  management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         The Administrator of each Fund is PFPC Inc., a Delaware  corporation located at 103 Bellevue Parkway,  Wilmington,
Delaware 19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002, SICL entered into a stock purchase  agreement (the "Purchase  Agreement") to sell 90% of ASI and  all of  ASI's  businesses,  including  ASISI,  to  Prudential  Financial,  Inc.  ("Prudential"  or  "Purchaser")  (the
"Transaction")  for $1.265 billion.  The remaining 10% interest in ASI and its business will be retained by SICL subject to certain SICL rights to require  Prudential to purchase its  remaining  interest and certain  Prudential  rights to purchase such remaining interest from SICL on demand.  Prudential,  751 Broad Street,  Newark,  New Jersey 07102,  serves retail and institutional  customers  worldwide  and  includes The  Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S. Prudential  companies offer a variety of products and services,  including life insurance, property and casualty  insurance,  mutual funds,  annuities,  pension and retirement  related services and  administration, asset  management,  securities  brokerage,  banking and trust  services,  real estate  brokerage  franchises and relocation services.  The Prudential  companies had approximately  $557 billion in total assets under management and administration as of September 30, 2002.  Consummation  of the  Transaction  is subject to a number of  contingencies,  including  receipt of regulatory and shareholder  approvals and  satisfaction of other closing  conditions.  The goal of ASI and Prudential is to complete  the  Transaction  during the second  quarter  of 2003 (the  "Closing").  Among the other  closing  conditions  to
Prudential's  obligations  under the Purchase  Agreement to complete the  Transaction  is the  condition  that  shareholder approvals  shall have been  received and shall be in full force and effect with respect to investment  companies  (and each series  thereof)  registered  as  investment  companies  under  the  Investment  Company  Act for  which  ASI or any of its subsidiaries  acts as  investment  advisor,  administrator  or  sub-advisor  having not less than 75% of such funds' assets under management as of the consummation date of the Transaction.

         ASISI does not expect that the Company's  operations will be materially  affected,  at least  immediately,  by the
Transaction.  ASISI does not currently  anticipate that there will be any immediate changes in the sub-advisors  engaged by the Company in connection  with the  Transaction.  ASI and Prudential are beginning the process of evaluating  capabilities across the ASI and  Prudential  companies,  including  ASISI,  and,  where  appropriate,  considering  changes  designed to maximize investment and operations  capabilities and achieve expense and resource  efficiencies to be implemented following the Transaction.

Summary of Proposals

         Shareholders  of the Funds are being asked to consider and vote on the five  Proposals set forth in the Notice and described in more detail below.  Each Proposal, with the exception of Proposal V, relates to all Funds.
o        Under Proposal I, the shareholders of each Fund are being asked to approve a new investment  management  agreement between the Company,  on behalf of the Funds, and ASISI,  and Prudential  Investments LLC ("PI"),  as co-managers.  If approved  by the  shareholders  of  each  Fund,  the  new  investment  management  agreement  would  provide  for  the uninterrupted  management  of each Fund after the  Transaction,  because the current  separate  Investment  Management
     Agreement for each Fund with ASISI will terminate automatically upon completion of the Transaction.
o        Under Proposal II, the  shareholders  of each Fund are being asked to elect eleven (11) Directors to the Company's
     Board of Directors  (the "Board" or  "Directors")  to serve until their  respective  successors  have been elected and qualified (the "Nominees").
o        Under Proposal III, the shareholders of each Fund are being asked to approve a change to a fundamental  investment restriction  with  respect to the lending  activities  of the Funds that would allow a Fund to lend money  directly to another  Fund.  Currently,  a Fund is permitted to lend  portfolio  securities  to certain  borrowers  pursuant to the
     Company's  securities  lending  program.  It is  proposed  that the  current  fundamental  investment  restriction  be broadened to  explicitly  allow the lending of money  between  Funds in order to implement  the operation an interfund credit  facility  pursuant to which a Fund could lend money to another  Fund (the  "Interfund  Credit  Facility").  If approved  by the  shareholders  of a Fund,  the  fundamental  investment  restriction  would be  amended to allow such interfund lending of money in addition to the lending  activities that are permissible  under the current  fundamental investment restriction.
o        Under Proposal IV, the  shareholders of each Fund are being asked to approve a change to a fundamental  investment restriction  with  respect to the  borrowing  activities  of the Funds that  would  allow a Fund to borrow  money from another Fund for  temporary or emergency  purposes.  Currently,  a Fund is permitted to borrow money for  temporary or emergency  purposes  only from banks or other  persons as  permitted  by  applicable  law. In order to  implement  the operation of the Interfund  Credit Facility,  it is proposed that the current  fundamental  investment  restriction be broadened to explicitly  allow a Fund to borrow money from another Fund.  If approved by the  shareholders  of a Fund, the fundamental  investment restriction would be amended to allow such borrowing of money from other Funds in addition to the borrowing arrangements that are permissible under the current fundamental investment restriction.

o    Under  Proposal V, the  shareholders  of the ASAF Goldman  Sachs  Concentrated  Growth Fund will be asked to approve a change in the Fund's fundamental  investment  restriction with respect to  diversification  such that the Fund will be changed from a  "diversified"  fund to a  "non-diversified"  fund, as defined in the  Investment  Company Act, and the shareholders  of the ASAF  Goldman  Sachs  Mid-Cap  Growth  Fund  will be  asked to  approve  a change  in the  Fund's fundamental  investment  restriction  with  respect  to  diversification  such  that the Fund will be  changed  from a
     "non-diversified"  fund to a "diversified"  fund, as defined in the Investment Company Act. These changes are proposed in order to accommodate the manner in which the Funds' current sub-advisor,  Goldman Sachs Asset Management,  proposes to manage each Fund.

                                                        PROPOSAL I

                                       APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders  of each of the Funds are being  asked to approve a new  Investment  Management  Agreement  (the "New
Agreement")  among the Company,  on behalf of each Fund,  ASISI,  and PI.  Approval of the New Agreements is sought so that the management of each Fund can continue  uninterrupted  after the Transaction,  because the current Investment  Management
Agreements (the "Current Agreements") will terminate automatically upon completion of the Transaction.

         The goal of ASI and Prudential is to complete the Transaction  during the second quarter of 2003 but  satisfaction of necessary closing conditions,  including among other things,  obtaining required regulatory  approvals,  could defer the completion  date. As a result of the  Transaction,  ASI will become an indirectly  owned  subsidiary of  Prudential.  ASISI will remain a direct wholly owned  subsidiary of ASI.  Under the Proposal,  PI would act as a co-manager to the Company and each Fund with  ASISI.  As  co-manager,  PI would  provide  supervision  and  oversight  of ASISI's  investment  management responsibilities  with respect to the Company.  As provided in the New Agreement,  PI would be accountable to the Board for the  performance  of its duties as  co-manager.  PI expects to also provide  integration  planning and related  services to
ASISI.  In this regard,  Prudential  may decide at a later date to integrate  the separate  legal  entities of PI and ASISI into a single entity at which time the surviving  investment  advisor would be responsible for providing  services formerly provided by ASISI and PI and, in return, would receive fees formerly received under the New Agreement by ASISI.

         The change of ownership of ASISI  resulting from the Transaction  will be deemed under the Investment  Company Act to be an assignment of the Current  Agreements.  The Current  Agreements  provide for their automatic  termination  upon an assignment.  Accordingly,  the New  Agreement  is  proposed  for  approval  by  shareholders  of each Fund.  The single New
Agreement  would  replace  the  separate  Current  Agreement  for  each  Fund,  subject  to the  approval  of  such  Fund's shareholders.  The form of the New Agreement is attached as Exhibit A to this Proxy  Statement and the  description  of its terms in this section is qualified in its entirety by reference to Exhibit A.

         Exhibit B attached hereto  reflects the date of each Current  Agreement,  the rate of  compensation  paid to ASISI with  respect to each Fund,  and the  aggregate  amount of ASISI's fee with  respect to each Fund for the last fiscal year.
Each Current  Agreement was last approved by the Board on April 11, 2002 at an in-person  meeting called for the purpose of considering the annual re-approval of the Current Agreements.

         The rate of  compensation  paid by each Fund under the New  Agreement  will be the same as the rate paid under the
Fund's Current  Agreement.  Neither ASISI nor PI anticipate  that the  Transaction  will cause any reduction in the nature, scope or quality of services  now  provided to any Fund by ASISI  pursuant to the Current  Agreement  for such Fund or have any adverse effect on ASISI's ability to fulfill its obligations to the Funds.

         Terms of the  Current  Agreements.  Each  Current  Agreement  provides  that  ASISI  will  furnish  each Fund with investment  advice and  certain  administrative  services  with  respect to the  applicable  Fund's  assets  subject to the supervision of the Board of Directors and in conformity with the stated policies of the applicable Fund.

         In the  case of each  Fund,  the  Current  Agreement  provides,  among  other  things,  that in  carrying  out its responsibility to supervise and manage all aspects of the Fund's operations,  ASISI may engage,  subject to approval of the
Board of Directors of the Company and, where  required,  the  shareholders  of the Fund, a sub-advisor to provide  advisory services to the Fund.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the
Fund's investment  program,  including the duty to determine what issuers and securities will be purchased for or sold from the Fund. In accordance  with this  provision for delegation of authority,  ASISI has entered into a separate  sub-advisory agreement with respect to each Fund,  pursuant to which the above duties have been delegated by ASISI to a sub-advisor  who receives  compensation for its services from ASISI out of the investment  management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         Each Current Agreement  provides that neither ASISI nor its personnel shall be liable for any error of judgment or mistake of law or for any act of omission in the  administration  or management of the applicable Fund,  except for willful misfeasance,  bad faith or gross  negligence in the  performance of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the Current Agreement.

         Each Current  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the Directors who are not parties thereto or interested  persons of any such party,  cast in person at a meeting  specifically  called  for the  purpose  of voting on such  approval,  or by the vote of the  majority  of the outstanding  voting  securities  of each Fund.  Each Current  Agreement may be  terminated  without  penalty on sixty days'
written  notice by vote of a majority of the Board of Directors or by ASISI,  or by holders of a majority of the applicable
Fund's outstanding  shares,  and will  automatically  terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting  of the  Board  held in person  on  January  24,  2003  called  for the  purpose  of considering the approval of the New Agreement,  the New Agreement was unanimously  approved by the Board,  including all of the Directors who are not  interested  parties to the New  Agreements or interested  persons of such parties  ("Independent
Directors").  The New  Agreement,  as approved by the Board,  is submitted for approval by the  shareholders  of each Fund.
The New Agreement must be voted upon separately by the shareholders of each Fund.

         If the New  Agreement is approved by the  shareholders  of a Fund, it will take effect as to such Fund and replace such Fund's  Current  Agreement upon the closing of the  Transaction.  Subject to earlier  termination,  the New Agreements then will remain in effect  through  March 31, 2005,  and will continue  from year to year  thereafter,  provided that such continuance  is  approved  annually  with  respect  to each  Fund (i) by the  Board or by the vote of the  majority  of the outstanding  voting  securities  of the  particular  Fund,  and,  in either  case,  (ii) by a majority  of the  Independent
Directors.

         In brief, the New Agreement specifically provides that:

         o ASISI and PI jointly  will  administer  each Fund's  business  affairs and  supervise  each Fund's  investments.
         Subject to Board approval,  ASISI and PI may select and employ one or more  sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

         o Subject to Board  approval,  ASISI and PI may  reallocate a Fund's assets among  sub-advisors  including (to the extent legally permissible) affiliated sub-advisors, consistent with the Fund's investment objectives;

         o ASISI and PI (or a sub-advisor,  acting under ASISI and PI's  supervision)  will select brokers to effect trades for a Fund (which broker may be an affiliate); and

         o Each Fund will pay advisory fees under its New Agreement at the same  advisory fee rate  currently  paid by such
         Fund under the Current Agreement.

         Among other things, the New Agreement clarifies that ASISI and PI may appoint multiple  sub-advisors for each Fund and  reallocate  the Funds'  assets  among the multiple  sub-advisors  so appointed  upon Board  approval  only and without seeking  shareholder  approval.  For  example,  this  means  that a Fund  that  has  allocated  100% of its  assets  to one sub-advisor  would be able to change  the  allocation  to 50% to that  sub-advisor  and 50% to a second  existing  or newly appointed  sub-advisor  with Board  approval,  but  without  getting  shareholder  approval.  Alternatively,  if a Fund has allocated  50% of its assets to each of two  sub-advisors,  it would be able to change the  allocation to 75% of its assets to one  sub-advisor  and 25% to the other  sub-advisor  without seeking  shareholder  approval.  Although the New Agreement specifically  provides for  re-allocation of assets among  sub-advisors,  the Company has  historically  taken the position that  multiple  sub-advisors  may be engaged  for each Fund and that the  Company can  re-allocate  assets in this  manner.
However,  the Board  believes that  clarifying  this matter in the investment  management  agreement at this time is in the best interests of the shareholders.

         In addition,  PI will consider,  where  appropriate,  recommending  the appointment of affiliated  sub-advisors to manage all or a segment of a Fund, subject to Board and shareholder approval requirements.

         Pursuant to the current  sub-advisory  agreements (the "Current  Sub-Advisory  Agreements")  between ASISI and the sub-advisors,  as noted above,  day-to-day management of each Portfolio is carried out by each sub-advisor engaged by ASISI under its direct supervision.  Similar to the Current Agreements,  each Current  Sub-Advisory  Agreement will automatically terminate at the closing of the  Transaction  as a result of its  "assignment."  The Current  Sub-Advisory  Agreement  also will  terminate  by its terms as any  assignment  of the  Current  Agreements  will cause the  termination  of the  Current
Sub-Advisory  Agreement.  If the New  Agreement  is  approved  by  shareholders,  new  sub-advisory  agreements  (the  "New
Sub-Advisory  Agreements") will take effect upon closing of the Transaction.  The New Sub-Advisory  Agreements will reflect the  changes  made in the New  Agreement.  Shareholders  will  receive  information  statements  within  ninety  (90)  days following the closing of the Transaction regarding the New Sub-Advisory Agreements.

         The New  Agreement  and the  Current  Agreements  do not have  identical  provisions  relating  to PI's or ASISI's liability to a Fund if the Fund should suffer a loss in connection  with the performance of their duties  thereunder.  Each
Current  Agreement  provides that ASISI will be liable to a Fund only in the event of ASISI's  willful  misfeasance,  gross negligence,  bad faith,  or reckless  disregard of its duties.  The New  Agreement  also  provides that ASISI or PI will be liable  (jointly and severally) to a Fund for a loss resulting from willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of their duties and  obligations  as  co-managers.  In addition,  the New  Agreement  states that PI or
ASISI may be liable for a breach of its fiduciary  duty to a Fund,  up to the amount of the Fund's  actual  damages and not to exceed the  advisory  fee  previously  paid by the Fund over a certain  period.  The  Current  Agreement  does not limit
ASISI's liability to the Fund in this manner.

         Any  investment  program  undertaken  by ASISI  pursuant to each New  Agreement,  as well as any other  activities undertaken by ASISI on behalf of the applicable Fund pursuant  thereto,  shall at all times be subject to any directives of the Board.  This proposal to approve the New Agreement seeks no increase in advisory fees for any of the Funds.

         Information about ASISI. ASISI is a Connecticut  corporation  organized in 1991 and is registered as an investment advisor with the  Securities  and Exchange  Commission.  Prior to April 7, 1995,  ASISI was known as American  Skandia Life
Investment  Management,  Inc. ASISI furnishes each Fund with  investment  advice and certain  administrative  services with respect to the  applicable  Fund's assets subject to the  supervision of the Board of Directors and in conformity  with the stated policies of the applicable Fund.

         ASISI may  engage,  subject  to  approval  of the Board and,  where  required,  the  shareholders  of the Fund,  a sub-advisor  to provide  advisory  services  to the Fund.  ASISI may  delegate  to the  sub-advisor  the duty,  among other things,  to formulate  and  implement  the Fund's  investment  program,  including  the duty to determine  what issuers and securities  will be purchased  for or sold from the Fund. In accordance  with this  provision for  delegation of authority,
ASISI has  entered  into a  sub-advisory  agreement  with  respect to each Fund,  pursuant  to which the above  duties were delegated  by  ASISI to a  sub-advisor  who  receives  compensation  for its  services  from  ASISI  out of the  investment management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         ASISI is a  wholly-owned  subsidiary  of  American  Skandia,  Inc.  ASI is also the owner of ASLAC and ASM,  which serves as the  distributor  of the  Company.  The  principal  offices  of ASISI,  ASI,  ASLAC  and ASM are  located  at One
Corporate Drive, Shelton, Connecticut 06484.  ASI is indirectly owned by SICL.

         The table  below  lists the name and  principal  occupation  of the  officers  of ASISI who are also  officers  or directors of the Company.  The address of each person is One Corporate Drive,  Shelton,  Connecticut  06484. Wade A. Dokken
serves as both CEO of ASISI and Board Chairman of the Company.  John Birch,  Richard G. Davy, Jr., Edward P. Macdonald,  J.
David Greenwald and Scott H. Rhodes serve as officers of ASISI and the Company.

Name                                 Position and Principal Occupation with ASISI
Wade A. Dokken                       Chief Executive Officer
John Birch                           Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.                 Vice President
Edward P. Macdonald                  Chief Counsel & Anti Money Laundering Officer
J. David Greenwald                   Director of Mutual Fund Operations
Scott H. Rhodes                      Mutual Fund Controller

         Interests of Officers and  Directors in the  Transaction.  Certain  officers and  Directors of the Company who are also  officers or  employees of ASISI may have  interests in the  Transaction  arising out of certain  benefit  programs in which they  participate.  Previously  granted stock  options and phantom  stock options  issued by SICL to such officers or employees of ASISI that have not yet vested will become  vested on the earlier of their  ordinary  vesting date or the date that is twelve  months  following  the closing of the  Transaction,  and shall  remain  exercisable  until the date that is eighteen months  following the closing of the  Transaction.  Additionally,  certain  officers or employees of ASISI who are also officers or Directors of the Company may participate in an employee long term  appreciation  plan, which will vest and become payable upon the closing of the  Transaction.  In connection  with the closing of the  Transaction,  an affiliate of
ASISI also may make bonus  payments to certain  officers or  employees  of ASISI who are also  officers or Directors of the
Company.

         Certain of the Company's  officers and Directors who are officers or employees of ASISI  participate  in severance plans or have entered into  agreements  with ASISI or its affiliates  that provide for enhanced  severance  benefits in the event  that they are  terminated  in  connection  with or  following  the  closing of the  Transaction.  Such  officers  or employees  of ASISI would also be  eligible  for  continuation  of certain  benefits  during the  severance  pay and salary continuation  periods.  In addition,  Wade A. Dokken,  Chief Executive  Officer of ASISI and Chairperson of the Board,  has
been  informed  that  following  the  completion  of the  Transaction,  he will assume a senior  position  with  Prudential
Insurance Division's Office of Strategic Planning.

         Exhibit C attached  hereto  reflects  other funds for which ASISI serves as  investment  advisor  having a similar investment  objective to certain  Funds of the Company,  and  indicates  the assets of such other funds and ASISI's rate of compensation  for serving as investment  advisor for such other funds.  For the 12-month  period ended  September 30, 2002, the Company's aggregate underwriting  commissions were $4,821,998,  of which, $840,553 was retained by ASM, an affiliate of
ASISI.

         Information  about PI. PI serves as manager to the  investment  companies  that  comprise  the  Prudential  mutual funds. As of September 30, 2002, PI managed and/or administered  open-end and closed-end  management  investment  companies with assets of approximately $84.4 billion.

         PI is a  wholly-owned  subsidiary of PIFM HoldCo,  Inc.,  which is a wholly-owned  subsidiary of Prudential  Asset
Management  Holding Company,  which is a wholly-owned  subsidiary of Prudential.  The address of PI, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry  Street,  Newark,  NJ 07102.  The address of Prudential is 751 Broad Street,  Newark,
NJ 07102.

         The table below lists the name and principal  occupation  of the officer in charge and the senior  officers of PI.
The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                              Position and Principal Occupation with PI
Judy A. Rice                      Officer in Charge and President,
                                  Chief Executive Officer & Chief Operating Officer
Robert F. Gunia                   Executive Vice President & Chief Administrative Officer
William V. Healey                 Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn                   Executive Vice President
Stephen Pelletier                 Executive Vice President
Lynn M. Waldvogel                 Executive Vice President
Keitha L. Kinne                   Senior Vice President
Marguerite E. H. Morrison         Senior Vice President
Grace C. Torres                   Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including the purchase,  retention or sale of the  securities  and cash  contained in the  portfolios.  PI (or a  sub-advisor  under PI's supervision)  is responsible  for the selection of brokers and dealers  (which may be affiliates of PI or the  sub-advisor)
to effect  all  transactions,  and is  authorized  to pay higher  commissions  in order to receive  research  services.  PI performs  administrative  services for the funds it manages and furnishes each fund with statistical information concerning its investments.  In general, each fund bears its own expenses pursuant to the appropriate agreement,  although PI pays the salaries of its employees who provide services to each fund.

         Exhibit  D  attached  hereto  reflects  other  funds for which PI serves  as  investment  advisor  having  similar investment  objectives  to certain  Funds of the  Company,  and  indicates  the assets of such other funds and PI's rate of compensation for serving as investment advisor for such other funds.

         Evaluation by the Board.  The Board,  including the  Independent  Directors,  met in person on January 24, 2003 to consider  whether to approve the New Agreement and New  Sub-advisory  Agreements and to recommend the submission of the New
Agreement to  shareholders  for  approval.  The  Independent  Directors  were advised by their  independent  legal  counsel throughout  the evaluation  process and an  independent  financial  advisor was selected by the  Independent  Directors and engaged by the Company, at the expense of ASISI, to assist in their deliberations (the "Financial Advisor").

         In preparing for the meetings,  the Directors were provided with a variety of information  about  Prudential,  the
Transaction,  PI and  ASISI.  The  Directors  received  from  Prudential  a  summary  of  the  material  provisions  of the
Transaction and  Prudential's  and PI's most recent  financial  statements,  including  balance sheets.  The Directors also reviewed  information  concerning:  (1)  Prudential's  organizational  structure  and senior  personnel;  (2)  Prudential's operations and, in particular,  its mutual fund advisory and distribution  activities.  Proposed forms of New Agreement and
New Sub-advisory  Agreements were provided to the Directors.  Senior  representatives of ASISI and Prudential  attended the
Board meeting to present additional information and to respond to questions by the Independent Directors.

         At the  meetings,  the  Directors  were informed by senior  representatives  of Prudential  and ASISI that (1) the services  to be  provided  by ASISI and PI under the New  Agreements  will be at least  equal in scope and quality to those which have been provided by ASISI to the Funds under the Current  Agreements;  (2) the  investment  advisory fee rate to be paid by each Fund to ASISI and PI under its New  Agreement  will remain the same as that payable to ASISI under its Current
Agreement;  (3) ASI and  Prudential  will each use their best efforts to avoid the  imposition on the Company or any of the
Funds of an "unfair burden" (as defined in the Investment  Company Act) in connection with the  Transaction;  (4) ASISI and
PI will maintain any voluntary fee waiver or expense  limitation for a Fund  currently in effect for the period  previously discussed with the Board,  although any such fee waiver or expense  limitation may thereafter be terminated by ASISI and PI and (5) it is not expected that the Funds' expense ratios will increase under the New Agreement.

         In the course of their deliberations,  the Directors  considered,  in addition to the information described above,
(1) the  similarity  between the material  terms and  conditions  of the New  Agreements  and the Current  Agreements;  (2)
Prudential's  general  reputation  and its  general  intentions  at that time with  respect  to  management  of the  Funds'
investment  portfolios  including  possible  utilization  of  Prudential's  internal  investment  management  and  research capabilities;  (3) the  potential  for  possible  economies  of  scale to be  realized  by the  Funds in light of  existing
Prudential  investment  products and services;  (4) the potential for enhanced  distribution  opportunities  for the Funds'
shares  through  access to  Prudential's  captive  distribution  force  and;  (5)  Prudential's  stated  commitment  to the maintenance of effective  compliance  programs for the Company and its compliance record in respect of mutual funds that it presently sponsors.

         In their deliberations,  the Directors considered  information received in the months prior to public announcement of the Transaction from ASISI and its affiliates  regarding  potential adverse  developments in the financial  abilities of
ASISI and its  affiliates to continue to provide  distribution  services and services to the Company and Funds  required by the Current Agreements  commensurate in scope and quality with those currently  provided.  The Directors further considered discussions  with ASISI and SICL prior to the public  announcement  of the  Transaction  as to the  Directors'  concerns in light of these developments.

         The  Directors  received and  considered  information  provided by the  Financial  Advisor  regarding  Prudential, including  information as to Prudential's most recent credit and financial strength ratings,  and the anticipated impact of the Transaction upon its financial position.

         Based on the foregoing  information and  considerations,  the Board  determined that the New Agreement and the New
Sub-advisory  Agreement are in each Fund's and its  shareholders'  best interests.  Accordingly,  the Directors,  including the Independent  Directors,  unanimously  voted to approve the New Agreement and New  Sub-advisory  Agreement for each Fund and to submit the New Agreements to the shareholders of such Fund for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the Transaction.  In the event that the
Transaction  is not  consummated,  ASISI will  continue to manage each Fund pursuant to its Current  Agreement,  which will continue in full force and effect in  accordance  with its terms.  Shareholders  of each Fund must  separately  approve the
New  Agreement  with  respect to that Fund.  If the  shareholders  of a  particular  Fund  should  fail to approve  the New
Agreement  pertaining to that Fund and the Transaction is completed,  the Board shall meet to consider  appropriate  action for that Fund.

         In the event that the  Transaction is not completed for any reason,  including the failure of the  shareholders of the  Funds  and of other  investment  companies  for  which  ASI or any of its  subsidiaries  acts as  investment  advisor, administrator  or  sub-advisor  to approve the New  Agreements as required by the Purchase  Agreement,  the Directors  will consider  what  actions,  if any, are  available  to the Company to provide for  continuation  of high  quality  investment management and distribution services to the Funds.

         Section 15(f) of the Investment  Company Act. ASI and Prudential will use their  reasonable best efforts to assure compliance  with the conditions of Section 15(f) of the  Investment  Company Act.  Section 15(f)  provides a  non-exclusive safe harbor for an  investment  advisor or any  affiliated  persons  thereof to receive any amount or benefit in connection with a transaction  that results in a change in control of or identity of the investment  advisor to an investment  company as long as two conditions are met. First,  no "unfair  burden" may be imposed on the investment  company as a result of the transaction  relating to the change in control,  or any express or implied terms,  conditions or understandings  applicable thereto.  As defined in the Investment  Company Act, the term "unfair burden" includes any arrangement  during the two-year period  after the  change in control  whereby  the  investment  advisor  (or  predecessor  or  successor  advisor),  or any interested person of any such advisor,  receives or is entitled to receive any compensation,  directly or indirectly,  from the investment  company or its security holders (other than fees for bona fide investment  advisory or other services),  or from any person in  connection  with the purchase or sale of  securities  or other  property to, from,  or on behalf of the investment  company  (other than bona fide ordinary  compensation  as principal  underwriter  of the  investment  company).
Second,  during the three year period immediately  following the change in control, at least 75% of an investment company's board of directors must not be "interested  persons" of the investment  advisor or the predecessor  investment advisor with the meaning of the Investment Company Act.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL I.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL II

                                                  ELECTION OF ELEVEN DIRECTORS

         At the  Meeting,  shareholders  of each Fund will be asked to elect  eleven (11)  Directors of the Company to hold office  until  their  successors  are  elected and  qualified.  All of the  Nominees  have  consented  to be named and have indicated their intent to serve if elected.  If any Nominee is unavailable  for any reason,  the Proxy holders will consult with the Board of Directors of the Company in determining how to vote the shares represented by them.

         The Board's Nominating Committee,  which is comprised solely of Independent Directors,  recommended,  and the full
Board approved, the nomination,  subject to completion of the Transaction,  of Robert E. La Blanc, Douglas H. McCorkindale,
Stephen P. Munn, Richard A. Redeker,  Robin B. Smith,  Stephen Stoneburn,  Nancy H. Teeters,  Clay T. Whitehead,  Robert F.
Gunia,  Judy A. Rice and David E. A. Carson.  As described more fully below,  if elected,  Robert F. Gunia and Judy A. Rice would be Interested  Directors by virtue of their  employment by PI or its affiliated  companies.  The other nine Nominees, if elected,  would be  Independent  Directors.  One of the current  Directors,  Mr. Carson,  was previously  elected to the
Board by the shareholders and the other  Directors;  however,  Mr. Carson is being proposed for re-election to conform with certain  requirements  of Maryland  law.  Misses Smith and Teeters,  and Messrs.  La Blanc,  McCorkindale,  Munn,  Redeker,
Stoneburn and Whitehead currently serve as Independent  Directors of registered  management investment companies managed by
PI. The election of the Nominees  other than Mr.  Carson is contingent  in each case upon  completion  of the  Transaction.
The  current  Directors  believe  that the  election  of the  Nominees  will  facilitate  the  ability  of ASISI  and PI as co-managers  to provide  efficient  investment  services to the Funds and result in a Board that is familiar  both with the
Company and the services and resources each of ASISI and PI.

         The Company currently has six Directors,  five of whom are Independent Directors, and one of whom, Wade A. Dokken, is an Interested  Director.  Following the election of the Nominees and completion of the Transaction,  it is expected that five of the current Directors,  Wade A. Dokken, Thomas M. O'Brien,  John A. Pileski,  Julian A. Lerner and F. Don Schwartz,
will resign.  As described  above,  current  Director David E. A. Carson is a Nominee for election by shareholders  and, if elected, would continue to serve on the Board whether or not the Transaction is completed.

         Accordingly, if Proposal II is approved by shareholders,  upon Closing of the Transaction the Company's Board will be comprised of eleven (11) Directors  including nine (9) Independent  Directors and two (2) Interested  Directors.  In the
event that the Transaction is not completed,  the current  Directors would continue in office as their successors would not have been elected and qualified.

         The table below indicates,  as to each of the Nominees for election as a Director as well as the current Directors and officers of the Company, the following  information:  his or her name, position with the Company (if applicable),  age, period of time served on the Board,  principal  occupation during the past five years, the number of portfolios in the Fund
Complex overseen, and other directorships held in public companies.

Current Independent Directors and Nominee:

----------------------- -------- ---------- ---------------------- ----------
                                                                   Number
                                                                   of
                                                                   Portfolios
                                                                   in Fund
                                                                   Complex
                                                                   Overseen
                                 Length                            by
                                 of Time    Principal Occupation   Director/
                        Position Served(1)  During Past 5 Years    Trustee *
Name, Age and Address
----------------------- -------- ---------- ---------------------- ----------
----------------------- -------- ---------- ---------------------- ----------
David E. A. Carson      Director Director   Director (January         72
(68)                      and      since    2000 to May 2000)
People's Bank           Nominee  April,     Chairman (January
1 Financial Plaza,                 1992     1999 to December
Second Floor                                1999)
Hartford, Connecticut                       Chairman and Chief
06103                                       Executive Officer
                                            (January 1998 to
                                            December 1998)
                                            President, Chairman
                                            and Chief Executive
                                            Officer (1983 to
                                            December 1997)
                                            People's Bank
----------------------- -------- ---------- ---------------------- ----------
-----------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United
Illuminating and UIL Holdings, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds and Mass Mutual
Series Funds, a mutual fund company, since 1996.
-----------------------------------------------------------------------------
----------------------- -------- ---------- ---------------------- ----------
Julian A. Lerner        Director Director   Retired since 1995        72
(78)                             since      Senior Vice
12850 Spurling Road              November   President and
Suite 208                          1996     Portfolio Manager
Dallas, Texas 75230                         (1986 to 1995)
                                            AIM Charter Fund and
                                            AIM Summit Fund
----------------------- -------- ---------- ---------------------- ----------
-----------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until December 1999.  He served as a
Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.  He also served as a Trustee of Atlas Insurance Company
Trust, a mutual fund company, from November 1997 until March 1999.
-----------------------------------------------------------------------------

----------------------- -------- ---------- ---------------------- ----------
                                                                   Number
                                                                   of
                                                                   Portfolios
                                                                   in Fund
                                                                   Complex
                                                                   Overseen
                                 Length                            by
                                 of Time    Principal Occupation   Director/
                        Position Served(1)  During Past 5 Years    Trustee *
Name, Age and Address
----------------------- -------- ---------- ---------------------- ----------
----------------------- -------- ---------- ---------------------- ----------
Thomas M. O'Brien       Director Director   President and Chief       72
(52)                             since      Executive Officer
Atlantic Bank of New             April,     May 2000 to present
York                               1992     Atlantic Bank of New
960 Avenue of the                           York
Americas                                    Vice Chairman
New York, NY 10001                          January 1997 to
                                            April 2000
                                            North Fork Bank
                                            President and Chief
                                            Executive Officer:
                                            December 1984 to
                                            December 1996
                                            North Side Savings
                                            Bank
----------------------- -------- ---------- ---------------------- ----------
-----------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork
Bank, a bank, from December 1996 until May 2000.  He has also served as a
Director of Atlantic Bank of New York, a bank, since May 2000.
-----------------------------------------------------------------------------
----------------------- -------- ---------- ---------------------- ----------
John A. Pileski         Director Director   Retired since June        72
(63)                             since      2000
43 Quaquanantuck Lane            February,  Tax Partner
Quogue, NY 11959                   2001     (July 1974 to June
                                            2000)
                                            KPMG, LLP
----------------------- -------- ---------- ---------------------- ----------
-----------------------------------------------------------------------------
Other Directorships Held:  Mr. Pileski has served as a Director of New York
Community Bank since April, 2001.  He has also served as a Director of
Queens Museum of Art since January 1997 and as a Director of Surf Club of
Quogue, Inc. since May 1980.
-----------------------------------------------------------------------------
----------------------- -------- ---------- ---------------------- ----------
F. Don Schwartz         Director Director   Management Consultant     72
(67)                             since      (April 1985 to
6 Sugan Close Drive              April,     present)
New Hope, PA 18938                 1992
----------------------- -------- ---------- ---------------------- ----------
-----------------------------------------------------------------------------
Other Directorships Held:  None
-----------------------------------------------------------------------------
* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the  Company,  as well as the 41  Portfolios included in American Skandia Trust, all of which are series of an investment company managed by the Investment Manager.

Proposed Independent Director Nominees:

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee
Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Robert E. La Blanc      No            N/A     President (since          N/A
(68)                    Position              1981) of Robert E.
                        with                  La Blanc Associates,
                         Company              Inc.
                                              (telecommunications);
                                              formerly General
                                              Partner at Salomon
                                              Brothers and
                                              Vice-Chairman of
                                              Continental
                                              Telecom.  Trustee of
                                              Manhattan College.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd.
(Singapore)(since 1998), Titan Corporation (electronics, since 1995),
Computer Associates International, Inc. (since 2002) (software company);
Director (since 1999) of First Financial Fund, Inc. and Director (since April
1999) of The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------
----------------------- ---------- ---------- ---------------------- ----------
Douglas H.              No            N/A     Chairman (since           N/A
McCorkindale            Position              February 2001),
(63)                    with                  Chief Executive
                         Company              Officer (since June
                                              2000) and President
                                              (since September
                                              1997) of Gannett Co.
                                              Inc. (publishing and
                                              media); formerly
                                              Vice Chairman (March
                                              1984-May 2000) of
                                              Gannett Co. Inc.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Director of Gannett Co., Inc.; Continental
Airlines, Inc. (since May 1993); Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).
-------------------------------------------------------------------------------

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee
Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Stephen P. Munn         No            N/A     Chairman of the           N/A
 (60)                   Position              Board (since 1994)
                        with                  and formerly Chief
                         Company              Executive Officer
                                              (1998-2001) and
                                              President of
                                              Carlisle Companies
                                              Incorporated.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Chairman of the Board (since January 1994) and
Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannett Co., Inc. (publishing and media).
-------------------------------------------------------------------------------
----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee
Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Richard A. Redeker      No            N/A     Management                N/A
(59)                    Position              consultant; formerly
                        with                  employee of
                         Company              Prudential
                                              Investments (October
                                              1996-December 1998);
                                              formerly, President,
                                              Chief Executive
                                              Officer and Director
                                              (October
                                              1993-September 1996)
                                              of Prudential Mutual
                                              Fund Management,
                                              Inc.(PMF); Executive
                                              Vice President,
                                              Director and Member
                                              of the Operating
                                              Committee (October
                                              1993-September 1996)
                                              of Prudential
                                              Securities
                                              Incorporated
                                              (Prudential
                                              Securities);
                                              Director (October
                                              1993-September 1996)
                                              of Prudential
                                              Securities Group,
                                              Inc.; Executive Vice
                                              President (January
                                              1994-September 1996)
                                              of The Prudential
                                              Investment
                                              Corporation;
                                              Director (January
                                              1994-September 1996)
                                              of Prudential Mutual
                                              Fund Distributors,
                                              Inc. and Prudential
                                              Mutual Fund
                                              Services, Inc.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee
Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Robin B. Smith          No            N/A     Chairman of the           N/A
(63)                    Position              Board (since January
                        with                  2003) of Publishers
                         Company              Clearing House
                                              (direct marketing),
                                              formerly Chairman
                                              and Chief Executive
                                              Officer (August
                                              1996-January 2003)
                                              of Publishers
                                              Clearing House.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Director of BellSouth Corporation (since 1992) and
Kmart Corporation (retail) (since 1996).
-------------------------------------------------------------------------------
----------------------- ---------- ---------- ---------------------- ----------
Stephen Stoneburn (59)  No            N/A     President and Chief       N/A
                        Position              Executive Officer
                        with                  (since June 1996) of
                         Company              Quadrant Media Corp.
                                              (a publishing
                                              company); formerly
                                              President (June
                                              1995-June 1996) of
                                              Argus Integrated
                                              Media, Inc.; Senior
                                              Vice President and
                                              Managing Director
                                              (January 1993-1995)
                                              of Cowles Business
                                              Media and Senior
                                              Vice President of
                                              Fairchild
                                              Publications, Inc
                                              (1975-1989).
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------
----------------------- ---------- ---------- ---------------------- ----------
Nancy H. Teeters        No            N/A     Economist; Formerly       N/A
(72)                    Position              Vice President and
                        with                  Chief Economist of
                         Company              International
                                              Business Machines
                                              Corporation;
                                              Director of Inland
                                              Steel Industries
                                              (July 1984-1999);
                                              Formerly Governor of
                                              the Federal Reserve
                                              (September 1978 -
                                              June 1984).
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee

Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Clay T. Whitehead (64)  No            N/A     President (since          N/A
                        Position              1983) of National
                        with                  Exchange Inc. (new
                         Company              business development
                                              firm).
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Director (since 2000) of First Financial Fund,
Inc. and Director (since 2000) of The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------
+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
07102.

Proposed Interested Director Nominees(2):

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee
Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Robert F. Gunia         No            N/A     Executive        Vice     N/A
(56)                    Position              President  and  Chief
                        with                  Administrative
                         Company              Officer  (since  June
                                              1999)      of     PI;
                                              Executive        Vice
                                              President         and
                                              Treasurer      (since
                                              January  1996) of PI;
                                              President      (since
                                              April     1999)    of
                                              Prudential
                                              Investment
                                              Management   Services
                                              LLC           (PIMS);
                                              Corporate        Vice
                                              President      (since
                                              September   1997)  of
                                              The        Prudential
                                              Insurance  Company of
                                              America
                                              (Prudential);
                                              formerly  Senior Vice
                                              President      (March
                                              1987-May   1999)   of
                                              Prudential
                                              Securities;  formerly
                                              Chief  Administrative
                                              Officer         (July
                                              1989-September
                                              1996),       Director
                                              (January
                                              1989-September  1996)
                                              and  Executive   Vice
                                              President,  Treasurer
                                              and  Chief  Financial
                                              Officer         (June
                                              1987-December   1996)
                                              of     PMF.      Vice
                                              President         and
                                              Director  (since May,
                                              1992)              of
                                              Nicholas-Applegate
                                              Fund, Inc.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  Vice President and Director (since May 1989) of
The Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------

----------------------- ---------- ---------- ---------------------- ----------
                                                                     Number
                                                                     of
                                                                     Portfolios
                                                                     in Fund
                                                                     Complex
                                                                     Overseen
                                   Length                            by
                                   of Time    Principal Occupation   Director/
                        Position    Served    During Past 5 Years     Trustee

Name, Age and Address+
----------------------- ---------- ---------- ---------------------- ----------
----------------------- ---------- ---------- ---------------------- ----------
Judy A. Rice            No            N/A     Executive Vice            N/A
(55)                    Position              President (since
                        with                  1999) of PI;
                         Company              formerly various
                                              positions to Senior
                                              Vice President
                                              (1992-1999) of
                                              Prudential
                                              Securities; and
                                              various positions to
                                              Managing Director
                                              (1975-1992) of
                                              Salomon Smith
                                              Barney; Member of
                                              Board of Governors
                                              of the Money
                                              Management Institute.
----------------------- ---------- ---------- ---------------------- ----------
-------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------
+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
07102.

Current Interested Director and Company Officers(2):

----------------------- ---------- ---------- ------------------- --------------
                                              Number of
                                   Length     Portfolios in           Other
                                   of Time    Fund Complex        Directorships
Name, Age and Address   Position   Served(1)  Overseen by             Held
                                              Trustee/Director*
----------------------- ---------- ---------- ------------------- --------------
----------------------- ---------- ---------- ------------------- --------------
John Birch              Vice       Vice              N/A              None
(52)                    President  President
                                   since
                                   April
                                   1998
----------------------- ---------- ---------- ------------------- --------------
--------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Birch has served as Senior Vice
President and Chief Operating Officer of American Skandia Investment Services,
Incorporated ("ASISI") since December 1997.  He served as Executive Vice
President and Chief Operating Officer of International Fund Administration
from August 1996 until October 1997.
--------------------------------------------------------------------------------
----------------------- ---------- ---------- ------------------- --------------
                                              Number of
                                   Length     Portfolios in           Other
                                   of Time    Fund Complex        Directorships
Name, Age and Address   Position   Served(1)  Overseen by             Held
                                              Trustee/Director*
----------------------- ---------- ---------- ------------------- --------------
----------------------- ---------- ---------- ------------------- --------------
Richard G. Davy, Jr.    Treasurer  Treasurer
(54)                               since             N/A              None
                                   March
                                   1995
----------------------- ---------- ---------- ------------------- --------------
--------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Davy has served as Vice
President of ASISI since June 1997.
--------------------------------------------------------------------------------
----------------------- ---------- ---------- ------------------- --------------
Wade A. Dokken**        President  President                      Director of
(42)                    (Chief     since              72          American
                        Executive  June,                          Skandia,
                        Officer)   2001                           Incorporated
                        and        Director                       ("ASI")
                        Director   since
                                   March,
                                   2002
----------------------- ---------- ---------- ------------------- --------------
--------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Dokken has served as President and Chief Executive Officer of ASI since May 2000.  He served as Executive
Vice President and Chief Operating Officer of ASI from December 1999 until May
2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from
December 1997 to December 1999.
--------------------------------------------------------------------------------
----------------------- ---------- ---------- ------------------- --------------
Edward P. Macdonald     Secretary  Secretary
(35)                               since             N/A              None
                                   November
                                   2000
----------------------- ---------- ---------- ------------------- --------------
--------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Macdonald has served as Chief
Counsel, Investment Management of ASI since July 2002.  From September 2000 until June 2002 he served as Senior Counsel, Securities of ASI.  From December
1999 until August 2000 he served as Counsel of ASI.  From April 1999 until
December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and
Exchange Commission from October 1994 to April 1999.
--------------------------------------------------------------------------------

* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the  Company,  as well as the 41  Portfolios included in American Skandia Trust, all of which are series of an investment company managed by the Investment Manager.

** Indicates a Director or Nominee who is an "interested  person"  within the meaning set forth in the  Investment  Company
Act (an  "interested  person").  Mr. Dokken is deemed  "interested"  by virtue of his serving as an officer and director of
ASI, the corporate parent and owner of the Investment Manager, as well as an officer of the Investment Manager.

(1) All of the officers and Directors of the Company listed above serve in similar  capacities  for American  Skandia Trust
("AST") which is also an investment  company managed by the Investment  Manager.  Following  completion of the Transaction, it is expected  that Mr.  Carson will resign as a Trustee of AST,  Mr.  Lerner will be  appointed  by the Board of AST as a non-voting Trustee Emeritus, and that Messrs.  O'Brien,  Pileski and Schwartz will continue to serve in their capacities as
Trustees who are not interested persons.

(2) Unless otherwise indicated,  each officer,  Director and Nominee listed above has held his/her principal occupation for at least  the last five  years.  In  addition  to the  principal  occupations  noted  above,  the  following  officers  and
Interested  Directors  of the Company  hold  various  positions  with ASISI,  the  Company's  Investment  Manager,  and its affiliates,  including American Skandia Advisory Services,  Inc.  ("ASASI"),  ASLAC,  American Skandia Fund Services,  Inc.
("ASFS"),  ASM, American Skandia Information  Services and Technology  Corporation  ("ASIST") or ASI: Mr. Birch also serves as Senior Vice  President  and Chief  Operating  Officer of ASISI and as a Senior Vice  President of ASI.  Mr.  Dokken also serves as Chief Executive  Officer of ASISI,  President and Chief Executive  Officer of ASASI,  ASLAC,  ASFS, ASI and ASIST
and as a Director of ASI. Mr.  Macdonald  also serves as Chief  Counsel of ASISI and ASASI.  In addition,  as listed above,
Nominee Mr. Gunia serves as Executive Vice  President,  Chief  Administrative  Officer and Treasurer of PI,  Corporate Vice
President of  Prudential  and President of Prudential  Investment  Management  Services LLC, and Nominee Ms. Rice serves as
Executive Vice President of PI.

         The Board of Directors  of the Company met fifteen  times  during the fiscal year ended  October 31, 2002.  All of the Directors attended at least 75% of the meetings.

         The Company currently has a Nominating and Governance Committee and an Audit Committee, as described below.

         Nominating and Governance  Committee.  Among other duties,  the  Nominating  and Governance  Committee  shall make nominations for Independent  Director membership on the Board of Directors.  In addition,  the Committee attends to various governance matters including  committee  structure and membership.  The members of the Nominating and Governance  Committee include  David E. A. Carson,  Julian A. Lerner  (Chairman),  Thomas M.  O'Brien,  John A. Pileski and F. Don  Schwartz.  In
2002,  the Committee met on April 10, 2002.  The Committee  currently  does not consider  nominees  recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge of the
Company's independent  accountants;  directing investigations into matters within the scope of the independent accountants'
duties,  reviewing  with the  independent  accountants  the audit plan and  results of the  audit,  approving  professional services provided by the independent  accountants prior to the performance of such services,  reviewing the independence of the  independent  accountants  and  considering  the range of audit and non-audit  fees. The members of the Audit Committee include  Thomas M. O'Brien  (Chairman),  David E. A.  Carson,  Julian A. Lerner,  John A. Pileski and F. Don  Schwartz.  In
2002, the Audit Committee met on April 10, 2002, June 25, 2002, September 10, 2002 and December 3, 2002.

         Auditors. Upon recommendation of the Audit Committee,  the Board selected the firm of  PricewaterhouseCoopers  LLP
("PwC") as  independent  auditors of the Company for the fiscal year ending  October 31, 2003.  Representatives  of PwC are not expected to be present at the Meeting.

         Audit Fees. The aggregate  fees billed by PwC for  professional  services  rendered for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 were $254,925.

         Financial  Information Systems Design and Implementation  Fees. During the fiscal year ended October 31, 2002, PwC billed no fees for professional services relating to financial  information systems design rendered to the Company,  ASISI, or any entity controlling, controlled by or under common control with ASISI that provided services to the Company.

         All Other  Fees.  During the fiscal  year ended  October  31,  2002,  the  aggregate  fees billed by PwC for other professional  services  rendered to the Company,  ASISI and any entity  controlling,  controlled by or under common control with ASISI that provided services to the Company were $76,950.

         The Audit Committee has considered whether the services described above are compatible with PwC's independence.

         The dollar  range of equity  securities  of the Funds  beneficially  owned by the  Directors  of the  Company  and
Nominees is listed below as of October 31, 2002:

Independent Directors:
---------------- ---------------------------------------------- ------------------
                                                                Aggregate Dollar
                                                                 Range of Equity
                                                                  Securities in
                                                                    All Funds
    Name of                                                      Overseen by the
 Director and               Dollar Range of Equity              Directors in the
    Nominee                 Securities in each Fund             American Skandia
                                                                     Complex
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
David E. A.      ASAF American Century International Growth:    $10,001 - $50,000
Carson           ($1 - $10,000); ASAF PBHG Small-Cap Growth
                 Fund: ($1 - $10,000); ASAF Marsico Capital
                 Growth Fund: ($1-$10,000); ASAF Goldman
                 Sachs Concentrated Growth Fund: ($1 -
                 $10,000); ASAF William Blair International
                 Growth Fund: ($1 - $10,000)
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
Julian A.        ASAF DeAM International Equity Fund: ($1 -       Over $100,000
Lerner           $10,000); ASAF William Blair International
                 Growth Fund: ($1 - $10,000); ASAF PBHG
                 Small-Cap Growth Fund: ($1 - $10,000); ASAF
                 DeAM Small-Cap Growth Fund: ($1 - $10,000);
                 ASAF Gabelli Small-Cap Value Fund: ($1 -
                 $10,000); ASAF Goldman Sachs Mid-Cap Growth
                 Fund: ($1 - $10,000); ASAF Neuberger Berman
                 Mid-Cap Growth Fund: ($1 - $10,000); ASAF
                 Neuberger Berman Mid-Cap Value Fund: ($1 -
                 $10,000); ASAF Alger All-Cap Growth Fund:
                 ($1 - $10,000); ASAF Gabelli All-Cap Value
                 Fund: ($1 - $10,000); ASAF INVESCO Health
                 Sciences Fund: ($1 - $10,000); ASAF Alliance
                 Growth Fund: ($1 - $10,000); ASAF Marsico
                 Capital Growth Fund: ($1 - $10,000); ASAF
                 Goldman Sachs Concentrated Growth Fund: ($1
                 - $10,000); ASAF T. Rowe Price Tax Managed
                 Fund: ($1 - $10,000); ASAF
                 Alliance/Bernstein Growth + Value Fund: ($1
                 - $10,000); ASAF Sanford Bernstein Core
                 Value Fund: ($1 - $10,000); ASAF Sanford
                 Bernstein Managed Index 500 Fund: ($1 -
                 $10,000); ASAF Alliance Growth & Income
                 Fund: ($1 - $10,000); ASAF MFS Growth with
                 Income Fund: ($1 - $10,000); ASAF INVESCO
                 Capital Income Fund: ($1 - $10,000); ASAF
                 American Century Strategic Balanced Fund:
                 ($1 - $10,000); ASAF Federated High Yield
                 Bond Fund: ($1 - $10,000); ASAF PIMCO Total
                 Return Bond Fund: ($1 - $10,000); ASAF Money
                 Market Fund: ($1 - $10,000)
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
   Thomas M.     ASAF Alliance Growth and Income Fund:            Over $100,000
    O'Brien      ($50,001 - $100,000); ASAF Marsico Capital
                 Growth Fund: ($10,001 - $50,000); ASAF
                 Sanford Bernstein Core Value Fund: ($50,001
                 - $100,000); ASAF Gabelli All-Cap Value
                 Fund: ($50,001 - $100,000); ASAF PIMCO Total
                 Return Bond Fund: (over $100,000); ASAF
                 Money Market Fund: (over $100,000)
---------------- ---------------------------------------------- ------------------

---------------- ---------------------------------------------- ------------------
                                                                Aggregate Dollar
                                                                 Range of Equity
                                                                  Securities in
                                                                    All Funds
    Name of                                                      Overseen by the
 Director and               Dollar Range of Equity              Directors in the
    Nominee                 Securities in each Fund             American Skandia
                                                                     Complex
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
John A. Pileski  ASAF Marsico Capital Growth Fund: ($10,001 -   $10,001 - $50,000
                 $50,000); ASAF PIMCO Total Return Bond Fund
                 ($10,001 - $50,000)
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
F. Don Schwartz  ASAF Marsico Capital Growth Fund (over           Over $100,000
                 $100,000);
                 ASAF Goldman Sachs Concentrated Growth Fund
                 ($1 - $10,000)
---------------- ---------------------------------------------- ------------------

Interested Director:

---------------- ---------------------------------------------- ------------------
                                                                Aggregate Dollar
                                                                 Range of Equity
                                                                  Securities in
                                                                    All Funds
    Name of                                                      Overseen by the
 Director and               Dollar Range of Equity              Directors in the
    Nominee                 Securities in each Fund             American Skandia
                                                                     Complex
---------------- ---------------------------------------------- ------------------
---------------- ---------------------------------------------- ------------------
Wade A. Dokken
                 ASAF DeAM International Equity Fund: ($1 -       $1 - $10,000
                 $10,000); ASAF American Century
                 International Growth Fund: ($1 - $10,000);
                 ASAF PBHG Small-Cap Growth Fund: ($1 -
                 $10,000); ASAF Gabelli Small-Cap Value Fund:
                 ($1 - $10,000); ASAF Goldman Sachs
                 Concentrated Growth Fund: ($1 - $10,000);
                 ASAF Janus INVESCO Capital Income Fund: ($1
                 - $10,000); ASAF American Century Strategic
                 Balanced Fund: ($1 - $10,000); ASAF
                 Federated High Yield Bond Fund($1 -
                 $10,000); ASAF PIMCO Total Return Bond Fund:
                 ($1 - $10,000): and ASAF Money Market Fund:
                 ($1 - $10,000).
---------------- ---------------------------------------------- ------------------

         The Directors,  Nominees and officers of the Company who are  affiliates of the Investment  Manager do not receive compensation  directly from the Company for serving in such  capacities.  However,  those officers,  Directors and Nominees who are  affiliated  with the  Investment  Manager may receive  remuneration  indirectly,  as the  Investment  Manager will receive fees from the Company for the services it provides.  Each of the other  Directors and Nominees  receives annual and per meeting fees paid by the Company plus  expenses  for each  meeting of the Board and of  shareholders  which he attends.
Compensation  received  during the fiscal year ended  October  31,  2002 by the  Directors  who are not  affiliates  of the
Investment Manager was as follows:

                                    Aggregate             Total Compensation from
                          ----------------------     Registrant and Fund Complex
     Name of Director              Compensation   ----------------------------------
                                   from                    Paid to Director (1)
                          ----------------------
                                  Registrant
-------------------------                         -----------------------------------

     David E. A. Carson              $40,550                        $134,225
     Julian A. Lerner                $39,850                        $132,225
     Thomas M. O'Brien               $42,600(2)                     $133,575(2)
     John A Pileski                  $40,550                        $133,425
     F. Don Schwartz                 $40,550(3)                     $132,925(3)

(1)      As of the date of this Statement, the "Fund Complex" consisted of the Company and American Skandia Trust ("AST")
(2)  Mr. O'Brien  deferred payment of this  compensation.  The total value of Mr. O'Brien's  deferred  compensation,  as of
     October 31, 2002, was $136,911 from the Registrant and $338,558 from the Registrant and Fund Complex.
(3)  Mr.  Schwartz  deferred a portion of the  payment of this  compensation.  The total value of Mr.  Schwartz's  deferred compensation, as of October 31, 2002, was $6,184 from the Registrant and $23,948 from the Registrant and Fund Complex.

The Company does not offer pension or retirement benefits to its Directors or Nominees.

         Under  Proposal  II, the  shareholders  of each Fund will be asked to elect eleven  Nominees as detailed  above to serve as Directors of the Company to hold office until their successors are elected.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE SHAREHOLDERS  VOTE "FOR" PROPOSAL II TO ELECT ALL
NOMINEES.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                       PROPOSAL III

           APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING ACTIVITIES OF FUNDS

         At any given time,  while one or more of the Funds may wish to borrow  money,  other  Funds may have excess  cash, which they generally invest in short-term  (usually overnight)  repurchase  agreements with banks or in money market funds.
The  borrowing  Funds in general  pay a higher  rate of  interest  on their  bank loans than the other  Funds earn on their short-term  investments.  In effect,  the  difference  between the rate banks pay in interest on repurchase  agreements and what the banks charge in interest to the borrowing Funds  represents the banks'  compensation  for the arranging the loans.
Accordingly,  the Board of  Directors  believes  that a Fund  needing  cash may be able to obtain  lower rates  through the
Interfund  Credit  Facility and a Fund with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

         If the proposed amended fundamental  investment restriction is approved with respect to a Fund, that Fund would be eligible to participate  as a lender in the Interfund  Credit  Facility.  All loans would be made pursuant to a master loan agreement,  and a lending Fund could lend  available  cash to another Fund only when the  "interfund  loan rate" was higher than the rate the  lending  Fund could earn on a  repurchase  agreement.  Each  borrowing  Fund could  borrow  through  the
Interfund  Credit  Facility only when the interfund  loan rate was lower than the available  bank loan rate. In determining to recommend the proposed  amended  fundamental  investment  restriction  to  shareholders,  the Directors  considered  the possible risks to a Fund from  participating in the Interfund  Credit  Facility.  In order to permit the Funds to engage in interfund  borrowing  and lending  transactions,  regulatory  approval from the  Securities  and Exchange  Commission  (the
"Commission")  is required  because the  transactions  may be  considered  to be between  affiliated  persons and therefore prohibited  by the  Investment  Company Act. The Company has  submitted to the  Commission  an exemptive  application  that would allow the Company to implement the Interfund  Credit  Facility  allowing Funds to loan money to other Funds,  subject to certain  conditions (the "Exemptive  Application").  If  shareholders  of a Fund approve the Fund's  participation  as a lender in the program,  all loans would be made in  accordance  with the  conditions  contained  in the expected  exemptive order  ("Exemptive  Order") or in any  amendment  to such order and under the  oversight  of the  Board.  If the  requested
Exemptive  Order is not issued,  the  Interfund  Credit  Facility  will not be  implemented  until such time as an order is issued  (and  then in  accordance  with the  conditions  set forth in such  order)  or  interfund  loans  otherwise  become permissable  under the  Investment  Company Act. This  proposal is not  contingent  upon approval of the pending  Exemptive
Application.

         Each of the Funds is subject to the following fundamental  investment restriction (the "Lending Restriction") that may not be changed without shareholder approval:

         No Fund may make loans,  except  that a Fund may (i) lend  portfolio  securities  in  accordance  with the
         Fund's  investment  policies  in  amounts  up to 33 1/3% of the total  assets of the Fund  taken at market value,  (ii) purchase money market  securities  and enter into  repurchase  agreements,  and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         The Lending  Restriction  reflects the Company's current securities lending program whereby Funds are permitted to lend portfolio  securities to certain borrowers and earn income on those loans (the "Securities  Lending  Program").  Under the  Securities  Lending  Program,  a Fund is limited by  provisions  of the  Investment  Company Act to lending  portfolio securities in amounts up to 33 1/3% of the assets of the Fund.  The Lending  Restriction  also reflects the Funds'  ability to invest in money market  securities,  enter into  repurchase  agreements and acquire debt  securities,  and the fact that these instruments may be considered loans for purposes of the Investment Company Act.

         Should the Commission  issue an Exemptive Order in response to the Exemptive  Application  allowing the Company to implement the  Interfund  Credit  Facility,  the Lending  Restriction  would need to be amended to permit the Funds to loan money to other Funds through operation of the Interfund Credit Facility.

         Accordingly,  in connection with the  establishment  of an Interfund  Credit  Facility and expected  receipt of an
Exemptive  Order from the  Commission  with  respect  thereof,  the  Investment  Manager has  recommended  that the Lending
Restriction be amended as follows (changes from the Lending Restriction underlined) (the "Proposed Lending Restriction"):

         No Fund may make loans,  except  that a Fund may (i) lend  portfolio  securities  in  accordance  with the
         Fund's  investment  policies  in  amounts  up to 33 1/3% of the total  assets of the Fund  taken at market value,  (ii) make loans of money to other investment  companies to the extent permitted by the Investment
                     ----------------------------------------------------------------------------------------------
         Company  Act of 1940 or any  exemption  therefrom  that may be granted by the SEC, or any SEC  releases,
         ----------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive  guidance,  (iii) purchase money market securities and
         --------------------------------------------------------------
         enter into  repurchase  agreements,  and (iv)  acquire  publicly  distributed  or  privately  placed  debt securities and purchase debt.

         The  shareholders of each Fund will vote separately on Proposal III.  Approval of Proposal III by the shareholders of any Fund is not  contingent  upon  approval of Proposal III by the  shareholders  of any other Fund.  If Proposal III is approved by a Fund,  the current  Lending  Restriction  applicable  to each Fund will be replaced by the  Proposed  Lending
Restriction.  If approved by a Fund, the amended  fundamental  investment  restriction would continue to govern loans other than loans to  investment  companies  in the same manner as such loans are governed by the current  fundamental  investment restriction.

THE  DIRECTORS,  INCLUDING THE  INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS  OF EACH FUND VOTE "FOR" PROPOSAL
III.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL IV

          APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING ACTIVITIES OF FUNDS

         The Investment Company Act requires  investment  companies to impose certain  limitations on borrowing  activities and a Fund's  borrowing  limitations  must be fundamental.  The limitations on borrowing are generally  designed to protect shareholders  and their  investment by  restricting a Fund's  ability to subject its assets to the claims of creditors who, under  certain  circumstances,  might have a claim to the Fund's  assets  that  would  take  precedence  over the claims of shareholders.

         Each of the Funds is subject to the following  fundamental  investment  restriction (the "Borrowing  Restriction")
that may not be changed without shareholder approval:

         No Fund may  borrow  money,  except  that a Fund may (i) borrow  money for  non-leveraging,  temporary  or emergency  purposes,  and (ii)  engage in reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's investment  objective and  policies;  provided  that the  combination  of (i) and (ii) shall not exceed 33
         1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Subject to the above  limitations,  the Funds may borrow from banks or other persons to the extent permitted by applicable law.

         The Borrowing  Restriction reflects limitations on funds found in Section 18(f) of the Investment Company Act that prohibit  funds from issuing any senior  security  except that a fund may borrow money from a bank  provided  that the fund maintains  asset coverage of at least 300 percent of all  borrowings.  The Borrowing  Restriction  also reflects the Funds'
ability  to  engage in  reverse  repurchase  agreements  and  other  transactions  or  investments  that may be  considered borrowings for purposes of the Investment Company Act.

         In connection  with the Interfund  Credit  Facility  described  under Proposal III, a Fund  borrowing  through the
Interfund Credit Facility would borrow money directly from another Fund. Under the current  Borrowing  Restriction,  a Fund is permitted to borrow money only from banks or other  persons as permitted by  applicable  law. In order to implement  the operation of the Interfund  Credit Facility,  it is proposed that the Borrowing  Restriction be changed to explicitly allow a Fund to borrow money directly from other Funds.  In this regard,  the Company has sought,  in its Exemptive  Application, an exemption from Section 18(f) to allow Funds to borrow money from other Funds.  If the requested  Exemptive  Order is not issued,  the  Interfund  Credit  Facility  will not be  implemented  until  such  time as an order is  issued  (and then in accordance  with the  conditions  set forth in such  order) or  interfund  loans  otherwise  become  permissable  under the
Investment Company Act.  This proposal is not contingent upon approval of the pending Exemptive Application.

         Accordingly,  in connection  with the  establishment  of an Interfund  Credit  Facility and receipt of an expected
Exemptive  Order from the Commission  with respect  thereof,  the  Investment  Manager has  recommended  that the Borrowing
Restriction  be  amended  as  follows  (changes  from  the  Borrowing  Restriction  underlined)  (the  "Proposed  Borrowing
Restriction"):

         No Fund may  borrow  money,  except  that a Fund may (i) borrow  money for  non-leveraging,  temporary  or emergency  purposes,  and (ii)  engage in reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's investment  objective and  policies;  provided  that the  combination  of (i) and (ii) shall not exceed 33
         1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Subject to the above  limitations,  the Funds may borrow from banks or other persons to the extent  permitted by applicable  law,  including the Investment
                                   -                                                   ----------------------------
         Company Act of 1940, or to the extent permitted by any exemption from the Investment  Company Act of 1940
         ----------------------------------------------------------------------------------------------------------
         that may granted by the SEC, or any SEC releases,  no-action  letters or similar  relief or  interpretive
         ----------------------------------------------------------------------------------------------------------
         guidance.
         --------

         The  shareholders of each Fund will vote  separately on Proposal IV.  Approval of Proposal IV by the  shareholders of any Fund is not  contingent  upon  approval  of  Proposal IV by the  shareholders  of any other Fund.  If Proposal IV is approved by a Fund, the current Borrowing  Restriction  applicable to each Fund will be replaced by the Proposed  Borrowing
Restriction.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL IV.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL V

                                            APPROVAL OF CHANGES TO FUNDAMENTAL
                                                  INVESTMENT RESTRICTIONS
                                              WITH RESPECT TO DIVERSIFICATION

         The  Investment   Company  Act  requires  all  mutual  funds  to  specify  whether  they  are   "diversified"   or
"non-diversified".  The ASAF  Goldman  Sachs  Concentrated  Growth  Fund has  historically  elected to be  classified  as a
"diversified"  fund under the  Investment  Company  Act.  As a  diversified  fund,  at least 75% of the value of the Fund's assets must be represented by cash and cash items, U.S. Government  securities,  securities of other investment  companies, and other  securities  limited  with  respect to any one issuer to an amount not greater than 5% of the value of the Fund's total  assets  and  not  more  than  10%  of the  outstanding  voting  securities  of  such  issuer  (the  "Diversification
Requirement").  In effect,  a  diversified  fund is limited,  with respect to 75% of its total  assets,  to investment in a single  issuer of 5% of the Fund's  assets and 10% of the  issuer's  outstanding  voting  stock.  A fund may not change its classification  as a diversified  fund without  shareholder  approval.  In addition,  the ASAF Goldman  Sachs  Concentrated
Growth Fund has adopted its  diversified  policy as a  fundamental  investment  restriction  of the Fund.  As a fundamental investment restriction, the Fund's policy may not be changed without shareholder approval.

         Goldman Sachs Asset  Management  ("Goldman")  replaced  Janus Capital  Management  LLC as  sub-advisor to the ASAF
Goldman Sachs Concentrated  Growth Fund on November 11, 2002. As the current  sub-advisor,  Goldman's  investment  strategy with respect to the ASAF Goldman Sachs  Concentrated  Growth Fund will be to focus fund  investments on a smaller number of stocks compared to the previous  investment  strategy.  Thus, Goldman wants the flexibility to invest in a single issuer to a greater extent than permitted  under the  Diversification  Requirement.  Accordingly,  shareholders of the Fund are being asked to change the Fund's  classification  from a diversified fund to a non-diversified  fund, and the Fund's  fundamental investment  restriction to reflect the same, in order to accommodate  the proposed  investment  strategy for the Fund. This flexibility would be available to any successor sub-advisors to the Fund.

         The ASAF Goldman Sachs Mid-Cap Growth Fund has historically  elected to be classified as a "non-diversified"  fund under the  Investment  Company Act. Under the Investment  Company Act, a  non-diversified  fund is defined as any fund that is  not  a  diversified  fund.  The  Internal  Revenue  Code  of  1986,  as  amended  ("IRC"),  though,  specifies  certain diversification  requirements for a mutual fund in order to be treated as a regulated  investment  company for tax purposes regardless of whether a fund is  diversified or  non-diversified  under the  Investment  Company Act. In effect,  these IRC requirements  limit a fund,  with respect to 50% of its total assets,  to investment in a single issuer of 5% of the fund's assets and 10% of the issuer's  outstanding  voting  stock.  The ASAF  Goldman  Sachs  Mid-Cap  Growth Fund has adopted its classification  as  non-diversified  as a fundamental  investment  restriction  of the Fund.  As a  fundamental  investment restriction, the Fund's classification as non-diversified may not be changed without shareholder approval.

         Goldman's  investment  strategy with respect to the ASAF Goldman  Sachs Mid-Cap  Growth Fund will be to manage the
Fund as a diversified fund rather than a  non-diversified  fund.  Accordingly,  shareholders of the Fund are being asked to change  the  Fund's  fundamental  investment  restriction  to  reflect  a  change  in  the  Fund's  classification  from  a non-diversified fund to a diversified fund in order to accommodate Goldman's investment strategy for the Fund.

         If Proposal V is approved by the ASAF Goldman  Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap
Growth Fund, the current fundamental  investment  restriction with respect to fund diversification  applicable to each Fund will be amended as discussed above.  The fundamental  investment  restrictions  which currently are applicable to the Funds and which would be affected by approval of Proposal  V,  including  the  proposed  changes  (underlined)  are as follows in italics.

o        ASAF Goldman Sachs Concentrated Growth Fund:

         As to 75% 50% of the value of its total  assets,  the Fund will not  purchase  a  security  of any  issuer
                   ---
         (other  than  securities  issued  or  guaranteed  by  the  U.S.  Government  or any  of  its  agencies  or instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of the
                          -----------------------------------------------
         Fund's total assets would be invested in the  securities  of that issuer,  or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

o        ASAF Goldman Sachs Mid-Cap Growth Fund:

         As to 50% 75% of the value of its total  assets,  the Fund will not  purchase  a  security  of any  issuer
                   ---
         (other  than  securities  issued  or  guaranteed  by  the  U.S.  Government  or any  of  its  agencies  or instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of the
                             --------------------------------------------
         Fund's total assets would be invested in the  securities of that issuer,  or (b) the Fund would hold more
                                                                                   --------------------------------
         than 10% of the outstanding voting securities of that issuer.
         -------------------------------------------------------------

         The  shareholders  of the ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap  Growth
Fund will vote  separately on Proposal V. Approval of Proposal V by the  shareholders  of each Fund is not contingent  upon approval  of  Proposal  V by the  shareholders  of the other  Fund.  If  Proposal  V is  approved  by a Fund,  the  current fundamental  investment  restriction with respect to  diversification  applicable to that Fund will be amended as indicated
above.

THE  DIRECTORS,  INCLUDING  THE  INDEPENDENT  DIRECTORS,  RECOMMEND  THAT  THE  SHAREHOLDERS  OF  THE  ASAF  GOLDMAN  SACHS
CONCENTRATED  GROWTH FUND AND THE ASAF GOLDMAN SACHS MID-CAP GROWTH FUND VOTE "FOR"  PROPOSAL V. ANY UNMARKED  PROXIES THAT
ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Shareholder Information

         The table attached hereto as Exhibit E sets forth, as of the Record Date, each shareholder that  beneficially owns more than 5% of any class of the Company's shares.

         As of October 31, 2002,  the  Directors  and officers of the Company as a group owned less than 1% of each class of the
Company's shares.

         As of the Record Date, the number of shares of each Fund  outstanding  and entitled to be voted at the meeting was as follows:

--------------------------------------------------------- -----------------------
                         Fund:                                   Shares:
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Strong International Equity Fund                              8,436,814.526
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF William Blair International Growth Fund                      16,823,768.713
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF American Century International Growth Fund                    9,383,016.115
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF DeAM International Equity Fund                                7,168,106.122
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF PBHG Small-Cap Growth Fund                                   11,962,776.363
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF DeAM Small-Cap Growth Fund                                   10,220,296.350
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Gabelli Small-Cap Value Fund                                 17,431,372.124
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Goldman Sachs Mid-Cap Growth Fund                             6,155,498.260
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                         13,699,720.038
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Neuberger Berman Mid-Cap Value Fund                          14,091,653.681
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Alger All-Cap Growth Fund                                     5,126,438.872
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Gabelli All-Cap Value Fund                                    8,295,899.809
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF INVESCO Technology Fund                                       8,472,418.882
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF INVESCO Health Sciences Fund                                  1,693,844.096
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF ProFund Managed OTC Fund                                     15,953,927.714
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Alliance Growth Fund                                         10,590,659.549
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Marsico Capital Growth Fund                                  56,109,264.327
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Goldman Sachs Concentrated Growth Fund                       61,378,387.033
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF DeAM Large-Cap Growth Fund                                      105,147.407
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF T. Rowe Price Tax Managed Fund                                  878,017.716
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Alliance/Bernstein Growth + Value Fund                        1,484,877.219
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Sanford Bernstein Core Value Fund                             3,169,410.396
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF DeAM Large-Cap Value Fund                                       125,635.627
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Sanford Bernstein Managed Index 500 Fund                     18,662,003.098
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Alliance Growth and Income Fund                              23,353,037.016
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF MFS Growth with Income Fund                                   5,502,331.109
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF INVESCO Capital Income Fund                                  18,832,552.758
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF American Century Strategic Balanced Fund                     12,814,314.131
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Federated High Yield Bond Fund                               24,942,375.224
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF PIMCO Total Return Bond Fund                                 53,001,919.483
--------------------------------------------------------- -----------------------
--------------------------------------------------------- -----------------------
ASAF Money Market Fund                                           388,837,878.573
--------------------------------------------------------- -----------------------

Other Matters and Shareholder Proposals

         The Board of Directors  intends to bring  before the Meeting the matters set forth in the  foregoing  Notice.  The
Directors do not expect any other business to be brought before the Meeting.  If,  however,  any other matters are properly presented to the Meeting for action,  it is intended that the persons  named in the enclosed  proxy will vote in accordance with their  judgment.  A  shareholder  executing  and  returning a proxy may revoke it at any time prior to its exercise by written  notice of such  revocation to the Secretary of the Company,  by execution of a subsequent  proxy,  or by voting in person at the Meeting.

         The  presence  in person or by proxy of the  holders  of a  majority  of the  outstanding  shares is  required  to constitute a quorum at the Meeting.  Shares  beneficially  held by  shareholders  present in person or represented by proxy at the Meeting will be counted for the purpose of  calculating  the votes cast on the issues  before the Meeting.  Approval of  Proposals  I,  III,  IV and V with  respect  to a Fund  requires  the vote of a  "majority  of the  outstanding  voting securities"  of the Fund, as defined in the  Investment  Company Act,  which means the vote of 67% or more of the shares of the Fund  present at the  Meeting,  if the  holders of more than 50% of the  outstanding  shares of the Fund are present or represented  by  proxy,  or the vote of more  than 50% of the  outstanding  shares of the  Fund,  whichever  is less.  With respect to Proposal II, a plurality of votes cast at the Meeting, in person or by proxy, will elect a Director.

         Shares held by shareholders  present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for  calculating  the votes cast on the issues before the Meeting.  An abstention by a  shareholder,  either by proxy or by vote in person at a Meeting,  has the same effect as a negative  vote.
Shares held by a broker or other  fiduciary as record owner for the account of the beneficial  owner are counted toward the required  quorum  and in  calculating  the votes  cast at the  Meeting  if the  beneficial  owner has  executed  and timely delivered the necessary  instructions for the broker to vote the shares,  or if the broker has and exercises  discretionary voting power.  Broker  non-votes,  where  instructions have not been received from the beneficial owners or the broker does not have  discretionary  voting power,  will have the effect of being counted as a vote  "against" a proposal.  The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders  having more than one account in the Company  generally  will receive a single proxy  statement and a separate proxy card for each account owned.  It is important to mark, sign, date and return all proxy cards received.

         In the event that  sufficient  votes to approve any Proposal are not  received,  the persons  named as proxies may propose one or more  adjournments  of the Meeting to permit further  solicitation  of proxies.  Any such  adjournment  will require the affirmative  vote of a majority of those shares  represented at the Meeting in person or by proxy.  The persons named as proxies  will vote those  proxies  that they are  entitled  to vote FOR or AGAINST any such  adjournment  in their discretion.

         The Company is not  required to hold and will not  ordinarily  hold annual  shareholders'  meetings.  The Board of
Directors  may call special  meetings of the  shareholders  for action by  shareholder  vote as required by the  Investment
Company Act or the Company's Articles of Incorporation.

         Pursuant to rules adopted by the Commission,  a shareholder may include in proxy statements relating to annual and other meetings of the  shareholders  of the Company  certain  proposals for  shareholder  action which he or she intends to introduce  at such  special  meetings;  provided,  among  other  things,  that such  proposal  is received by the Company a reasonable  time before a  solicitation  of proxies is made for such  meeting.  Timely  submission  of a proposal  does not necessarily mean that the proposal will be included.

                                    By order of the Board of Directors
[OBJECT OMITTED]